Schedule 14A
(Rule 14a-101)
Information Required In Proxy Statement
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934
(AMENDMENT NO.  )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Under Rule 14a-12

REYNOLDS AMERICAN INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** IMPORTANT NOTICE Regarding the Availability of Proxy Materials Meeting Information REYNOLDS AMERICAN INC. Meeting Type: Annual For holders as of: 03/09/09 Date: 05/06/09 Time: 9:00 a.m. EasternTime Location: Reynolds American Plaza Building Auditorium 401 North Main Street Winston-Salem, NC 27101 You are receiving this communication because you hold shares in the company named above. REYNOLDS AMERICAN INC. This is not a ballot. You cannot use this notice to vote 401 NORTH MAIN STREET WINSTON-SALEM, NC 27101 these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote — How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT FORM 10-K CHAIRMAN LETTER
How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of the documents listed above, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1 -800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery, please make the request as instructed above on or before 04/22/09.
— How To Vote —
Please Choose One of the Following Voting Methods
Vote In Person: An admittance ticket will be required to attend the meeting in person. Please refer to the proxy statement for details on how to obtain an admittance ticket and how to vote in person at the meeting.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the proxy materials, which will include a proxy card.
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Voting Items
The Board of Directors recommends a vote FOR:
1. Election of Directors
Nominees For Class II:
01) Nicandro Durante 02) Holly K. Koeppel 03) H.G.L. (Hugo) Powell 04) Thomas C. Wajnert Nominee For Class I: 05) Luc Jobin
2. Approval of the Reynolds American Inc. 2009 Omnibus Incentive Compensation Plan
3. Ratification of the Appointment of KPMG LLP as Independent Auditors
The Board of Directors recommends a vote AGAINST:
4. Shareholder Proposal on Elimination of Classified Board
5. Shareholder Proposal on Food Insecurity and Tobacco Use
6. Shareholder Proposal on Making Future New and/or Expanded Brands Non-Addictive
7. Shareholder Proposal on Human Rights Protocols for the Company and its Suppliers
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